UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

——————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2005

Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

10940 Wilshire Boulevard, 4th Floor, Los Angeles, CA  90024

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry into a Material Definitive Agreement.

On January 17, 2005, our wholly-owned subsidiary, CBA Professional Services, Inc. borrowed $100,000 from Joseph R. Vicente, a director of our company, on an unsecured basis.  We guaranteed the loan.

The loan is for a period of one year and bears interest at 6% per annum.  Interest is payable on a monthly basis.

ITEM 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

ITEM 9.01

Financial Statements and Exhibits.

(c)

Exhibits

10.15

Promissory Note dated January 17, 2005 made by CBA Professional Services, Inc. to the order of Joseph R. Vicente.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

By:	/s/ SANDRA D. SMITH
Sandra D. Smith,
Chief Financial Officer

Date:  January 19, 2005

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